                           SCHEDULE 14A INFORMATION

               PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                              (AMENDMENT NO. __)


Filed by the Registrant                     /X/

Filed by a Party other than the Registrant  / /

Check the appropriate box:
/ / Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
/X/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                             FUTUREBIOTICS, INC.
   ------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


   ------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/ / No fee required

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

    (1) Title of each class of securities to which transaction applies:

    (2) Aggregate number of securities to which transaction applies:

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    (4) Proposed maximum aggregate value of transaction:

    (5) Total fee paid:

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

    (2) Form, Schedule or Registration Statement No.:

    (3) Filing Party:

    (4) Date Filed:

                              FUTUREBIOTICS, INC.
                               145 RICEFIELD LANE
                           HAUPPAUGE, NEW YORK 11788
                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON OCTOBER 15, 1999
                            ------------------------

To the Stockholders:

     Notice is hereby given that the annual meeting of stockholders (the "Annual Meeting") of Futurebiotics, Inc. (the "Company") has been called for and will be held at 3:00 P.M., Eastern Daylight Savings Time, on October 15, 1999, at Sheraton Smithtown, 110 Vanderbilt Motor Parkway, Smithtown, N.Y. 11788 for the following purposes:

     1. To elect a Board of Directors consisting of five (5) directors to hold office until the next Annual Meeting and until their successors shall have been elected and qualified;

     2. To ratify the appointment by the Board of Directors of Holtz Rubenstein & Co., LLP to serve as the independent certified public accountants for the current fiscal year; and

     3. To consider and transact such other business as may properly come before the Special Meeting or any adjournments thereof.

     The Board of Directors has fixed the close of business on September 2, 1999 as the record date for the determination of the stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournments thereof. The list of stockholders entitled to vote at the Annual Meeting will be available for the examination of any stockholder at the Company's offices at 145 Ricefield Lane, Hauppauge, New York 11788, for ten days prior to October 15, 1999.

                                          By Order of the Board of Directors

                                          Reginald Spinello
                                          President

Dated: September 8, 1999

     WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE FILL IN, SIGN, AND DATE THE PROXY SUBMITTED HEREWITH AND RETURN IT IN THE ENCLOSED STAMPED ENVELOPE. THE GIVING OF SUCH PROXY WILL NOT AFFECT YOUR RIGHT TO REVOKE SUCH PROXY IN PERSON SHOULD YOU LATER DECIDE TO ATTEND THE MEETING. THE ENCLOSED PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS.

                              FUTUREBIOTICS, INC.

                            ------------------------

                                PROXY STATEMENT

                            ------------------------

                                    GENERAL

     This proxy statement is furnished by the Board of Directors of Futurebiotics, Inc., a Delaware corporation (the "Company"), with offices located at 145 Ricefield Lane, Hauppauge, New York 11788, in connection with the solicitation of proxies to be used at the annual meeting of stockholders of the Company (the "Annual Meeting") to be held on October 15, 1999, and at any adjournments thereof. This proxy statement will be mailed to stockholders beginning approximately September 8, 1999. If a proxy in the accompanying form is properly executed and returned, the shares represented thereby will be voted as instructed on the proxy. Any proxy may be revoked by a stockholder prior to its exercise upon written notice to the President of the Company, or by a stockholder voting in person at the Annual Meeting.

     All properly executed proxies received prior to the Annual Meeting will be voted at the Annual Meeting in accordance with the instructions marked thereon or otherwise as provided therein.

     At the Annual Meeting, Stockholders will be asked to approve and consent:

     1. To elect a Board of Directors consisting of five (5) directors to hold office until the next Annual Meeting and until their successors shall have been elected and qualified;

     2. To ratify the appointment by the Board of Directors of Holtz Rubenstein & Co., LLP, to serve as the independent certified public accountants for the current fiscal year; and

     3. To consider and transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

     Under the Certificate of Incorporation of the Company and under the Delaware General Corporation Law (i) the nominees to be selected as a Director in Proposal 1 must receive a plurality of the votes represented by shares of Common Stock and Preferred Stock present or represented at the Annual Meeting and entitled to vote on the election of directors, and (ii) the affirmative vote of a majority of the votes represented by shares of Common Stock and Preferred Stock present or represented at the Annual Meeting is necessary to ratify the appointment of Holtz Rubenstein & Co., LLP. Unless instructions to the contrary are indicated, proxies will be voted "FOR" the election of five (5) directors and "FOR" the ratification of the selection by the Board of Directors of Holtz Rubenstein & Co., LLP as the independent certified public accountants of the Company.

     A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR FISCAL YEAR ENDED NOVEMBER 30, 1998 (THE "FORM 10-K"), WHICH CONTAINS FINANCIAL STATEMENTS AUDITED BY THE COMPANY'S INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS, ACCOMPANIES THIS PROXY STATEMENT AND IS INCORPORATED HEREIN BY REFERENCE.

     The Board of Directors does not know of any matter to be proposed for action at the Annual Meeting other than those described in this proxy statement. If other matters properly come before the Annual Meeting, the persons named in the accompanying proxy will act in accordance with their best judgment.

     The cost of preparing, assembling and mailing this notice of Annual Meeting, proxy statement, the enclosed Form 10-K and proxy will be borne by the Company. In addition to solicitation of the proxies by use of the mails, some of the officers and regular employees of the Company, for no additional remuneration, may solicit proxies personally or by telephone, telegraph, or cable. The Company may also request brokerage houses, nominees, custodians and fiduciaries to forward soliciting material to the beneficial owners of Common Stock held of record. The Company will reimburse such persons for their expenses in forwarding soliciting material.

                VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

     The Board of Directors has fixed the close of business on September 2, 1999 as the record date (the "Record Date") for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments thereof. Only stockholders on the Record Date will be able to vote at the Annual Meeting, and each holder of record of Common Stock will be entitled to one vote for each share held, with no shares having cumulative voting rights.

     As of the Record Date, there were 1,350,000 shares of Common Stock issued and outstanding, all of which are entitled to one (1) vote per share at the Annual Meeting. As of the Record Date, there were 8,335,000 shares of Preferred Stock outstanding, all of which are entitled to one-tenth ( 1/10) of a vote per share at the Annual Meeting. Holders of the Common Stock and the Preferred Stock are entitled to vote on all matters. Unless otherwise indicated herein, a majority of the votes represented by the aggregate shares of Common Stock and Preferred Stock present or represented at the Annual Meeting is required for approval of each matter which will be submitted to stockholders.

     Management of the Company knows of no business other than those matters specified in Items 1 and 2 of the Notice of Annual Meeting which will be presented for consideration at the Annual Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

     The following table sets forth certain information, as of September 2, 1999 with respect to the beneficial ownership of the outstanding Common Stock by
(i) any holder of more than five percent (5%); (ii) each of the Company's officers and directors; and (iii) the directors and officers of the Company as a group:

                                                                       AMOUNT
                                                                     AND NATURE OF    APPROXIMATE
NAME AND ADDRESS                                                     BENEFICIAL       PERCENT OF
OF BENEFICIAL OWNER                                                  OWNERSHIP         CLASS
------------------------------------------------------------------   -------------    -----------
PDK Labs, Inc.(2) ................................................      700,000           51.9%
145 Ricefield Lane
Hauppauge, NY 11788
Reginald Spinello(3) .............................................            0              0
Futurebiotics, Inc.
145 Ricefield Lane
Hauppauge, NY 11788
Thomas Keith .....................................................            0              0
Futurebiotics, Inc.
145 Ricefield Lane
Hauppauge, NY 11788
Karine Hollander .................................................            0              0
Futurebiotics, Inc.
145 Ricefield Lane
Hauppauge, NY 11788
Lawrence D. Simon ................................................            0              0
Futurebiotics, Inc.
145 Ricefield Lane
Hauppauge, NY 11788
Theresa Giove ....................................................            0              0
Futurebiotics, Inc.
145 Ricefield Lane
Hauppauge, NY 11788
Directors and Officers as a Group (6 persons) ....................            0              0

                                                        (Footnotes on next page)

(Footnotes from previous page)
------------------
(1) Beneficial ownership as reported in the table above has been determined in accordance with Instruction (4) to Item 403 of Regulation S-B of the Securities Exchange Act.

(2) Does not include 8,335,000 shares of Preferred Stock held by PDK Labs Inc. Each share of Preferred Stock has one-tenth of a vote.

(3) Mr. Spinello owns 522,500 shares of common stock of PDK and possess a voting trust of an additional 150,000 shares of common stock of PDK, as to which Mr. Spinello disclaims any beneficial ownership. Mr. Spinello, therefore, votes 672,500 shares of common stock of PDK or 26.9%.

(4) Mr. Krasnoff possesses a voting trust for an additional 200,000 shares of common stock, as to which Mr. Krasnoff disclaims any beneficial ownership. Mr. Krasnoff, therefore, votes 8.0% of PDK.

                                PROPOSAL NO. 1:
                             ELECTION OF DIRECTORS

GENERAL

     The Board of Directors consisted of five (5) persons as of the fiscal year ended November 30, 1998 ("Fiscal 1998"). The directors are elected for a one-year term or until their successors are elected and qualify with a plurality of votes cast in favor of their election. Reginald Spinello, Thomas A. Keith, Karine Hollander, Lawrence D. Simon and Theresa Giove, are the nominees for election to the Board of Directors.

     Unless otherwise directed by the stockholder giving the proxy, the proxies in the accompanying form will be voted "FOR" the election of the nominees named above as directors. If any nominee should subsequently become unavailable for election, the persons voting the accompanying proxy may in their discretion vote for a substitute.

BOARD OF DIRECTORS

     The Board of Directors has the responsibility for managing the operations of the Company but are not involved in day-to-day operating details. Members of the Board are kept informed of the Company's business by various reports and documents sent to them as well as by operating and financial presentations made at Board meetings. The Board of Directors held four (4) meetings (or executed consents in lieu thereof) in Fiscal 1998, and all of the directors attended all of the meetings of the Board. The Board of Directors has a standing Audit Committee which has authority to retain the independent auditor for the Company and to discuss the financial statements and related matters with said auditor and which consists of Thomas A. Keith and Theresa Giove.

     All directors hold office until the next annual meeting of stockholders and the election and qualification of their successors. Officers are elected annually by the Board of Directors and, subject to existing employment agreements, serve at the discretion of the Board.

     Outside directors do not receive any compensation for their services. Directors who are also officers of the Company do not receive any compensation for serving on the Board of Directors. All directors are reimbursed by the Company for any expenses incurred in attending Director's meetings.

     The following table sets forth certain information regarding the current directors of the Company, the current executive officers of the Company and the director nominees.

NAME                                               AGE   POSITION HELD
------------------------------------------------   ---   ------------------------------------------------
Reginald Spinello...............................   46    President, Director
Karine Hollander................................   32    Chief Financial Officer, Director
Thomas A. Keith.................................   40    Director
Theresa Giove...................................   41    Director
Lawrence D. Simon...............................   33    Director

BACKGROUND OF EXECUTIVE OFFICERS AND DIRECTORS

     Reginald Spinello has been the President and a Director of the Company since its formation and Chief Executive Officer since December 2, 1997. In addition, he has been a Director of Superior Supplements, Inc. since May 1, 1996. Superior Supplements, Inc. ("SSI") is a developer, manufacturer and marketer of dietary supplements in bulk tablet, capsule and powder form. In addition, he is the Executive Vice President of PDK Labs Inc., a position he has held since September 1993 and a Director of PDK Labs Inc. since August 5, 1997. Mr. Spinello joined PDK Labs Inc. in September 1991 as Vice President of Operations. Prior to joining PDK Labs Inc., Mr. Spinello was President and Founder of Internal Reinforcements from 1985 to 1991, a specialty distributor and marketer of natural vitamins and supplements. Mr. Spinello graduated from Bryant College with a B.S. Degree in Business Administration. Additionally, he has studied in the field of nutrition and is a non-practicing nutrition consultant.

     Karine Hollander has been a Director of the Company since September 1998 and has been the Chief Financial Officer of the Company and PDK Labs Inc. since March 3, 1997. In addition, she has been a Director of PDK Labs Inc. since March 11, 1998. She had been the Comptroller of PDK Labs Inc. since September 1994. From 1989 until joining the Company, Ms. Hollander was employed by the accounting firm of Holtz Rubenstein & Co., LLP. Ms. Hollander received a B.A. degree in Accounting from Dowling College.

     Thomas A. Keith has been a Director of the Company since December 2, 1997, and he has been a Director of PDK Labs Inc. since March 11, 1998. In addition, he has been a Director of Compare Generiks, Inc. since May 21, 1997 and the President of Compare Generiks, Inc. since October 31, 1995. Prior to joining Compare Generiks, Inc., from December 1990 to October 1995, Mr. Keith was Vice President of Sales & Marketing of PDK Labs Inc. Compare Generiks, Inc. ("CGI") is a distributor, marketer and vendor of dietary supplements and over-the-counter non-prescription pharmaceuticals.

     Theresa Giove has been a Director of the Company since September 1998. In addition, she has been a Director of CGI since December 1, 1997 and has been engaged in the practice of psychotherapy since 1990. From 1989 to 1991, she was a Director of the Adolescent Wellness Center at North Shore University Hospital. She was on the faculty at Adelphi University where she was a professor in the Graduate Social Work Department until May 1998. Ms. Giove has a B.S. degree from New York Institute of Technology and a M.B.A. degree in Professional Studies, Clinical Counseling from New York Institute of Technology. She also received a M.B.A. degree in Social Work from Adelphi University. She was awarded her Ph.D. in Social Psychology from Union Institute in 1998.

     Lawrence D. Simon has been a Director of the Company since September 1998. He has been a Director of PDK Labs Inc. since March 11, 1998. In addition, he has been the President, Chairman, Chief Financial Officer and a Director of SSI since May 1, 1996. He was the National Sales Director for the Company from October 1, 1995, until his resignation on April 30, 1996. Prior to joining the Company, Mr. Simon was Regional Sales Manager for PDK Labs Inc. (from April 10, 1992 to September 30, 1995). Prior to PDK Labs Inc., Mr. Simon was President of LDS Products Inc. (from March 1990 to March of 1991). LDS Products Inc., is a brokerage corporation specializing in sales to wholesale companies in Eastern Europe. Prior to LDS Products Inc., Mr. Simon was an Auditor with Coopers & Lybrand LLP (from December 1988 to March 1990). He is a graduate of Cleveland State University with a Bachelors Degree in Business Administration.

A. EXECUTIVE COMPENSATION

                           SUMMARY COMPENSATION TABLE

                                                                         LONG TERM COMPENSATION
                                              -----------------------------------------------------------------------------
                                         ANNUAL COMPENSATION                AWARDS            PAYOUTS
                                --------------------------------------    ----------    -------------------
                                                            OTHER         RESTRICTED                              ALL
                                                            ANNUAL          STOCK                                OTHER
                                                          COMPENSATION     AWARDS       OPTIONS/               COMPENSATION
                                                                                         SARS
NAME AND PRINCIPAL               SALARY        BONUS         ($)             ($)         (#)         LTIP         ($)
POSITION                YEAR      ($)           ($)                                                 PAYOUTS
---------------------   -----   --------      --------    ------------    ----------    --------    -------    ------------
         (A)             (B)      (C)           (D)           (E)            (F)          (G)         (H)          (I)
Reginald Spinello,
  CEO................    1998   $ 50,000      $    -0-      $    -0-       $    -0-        -0-       $ -0-       $    -0-
                         1997   $    -0-(1)   $    -0-      $    -0-       $    -0-        -0-       $ -0-       $    -0-
                         1996   $ 50,000      $    -0-      $    -0-       $    -0-        -0-       $ -0-       $    -0-

Alan Novich,
  Chairman...........    1998   $ 56,000      $    -0-      $    -0-       $    -0-        -0-       $ -0-       $    -0-
                         1997   $225,000      $100,000      $    -0-       $    -0-        -0-       $ -0-       $    -0-
                         1996   $225,000      $125,000      $    -0-       $    -0-        -0-       $ -0-       $    -0-

------------------

(1) During the year ended November 30, 1997, Mr. Spinello's compensation was covered under the Sales and Management Agreement with PDK Labs Inc.
    Mr. Spinello devotes approximately 15 hours per week to the Company's business.

                        AGGREGATED OPTION/SAR EXERCISES
                          AND FY-END OPTION/SAR VALUES

                                                                                            NUMBER OF
                                                                                            SECURITIES      VALUE OF
                                                                                            UNDERLYING      UNEXERCISED
                                                                                           UNEXERCISED      IN-THE-MONEY
                                                                                           OPTIONS/SARS     OPTIONS/SARS
                                                   SHARES ACQUIRED                         AT FY-END (#)    AT FY-END (#)
                                                   ON EXERCISE                             EXERCISABLE/     EXERCISABLE/
                                                      (#)             VALUE REALIZED       UNEXERCISABLE    UNEXERCISABLE
NAME                                                                     ($)
------------------------------------------------   ---------------    -----------------    -------------    -------------
                      (A)                                (B)                 (C)                (D)              (E)
Alan Novich, Chairman...........................         -0-                 -0-             41,668/-0-          -0-

     In April 1996, the Company amended its five year employment agreement with its former chairman of the board providing for annual compensation of $225,000 plus benefits, commencing on the effective date of the initial public offering. Additionally, this individual was granted options to purchase 41,668 shares of the Company's common stock. The options have an exercise price of $15.00 and are exercisable at any time through March 1999. On February 26, 1998, the Company terminated Mr. Novich's employment agreement and ceased making payments under the agreement.

EMPLOYMENT AGREEMENTS

     The Company had an employment agreement with its former Chairman of the Board, Alan Novich, pursuant to which Mr. Novich receives an annual salary of $225,000, a monthly automobile allowance, and was granted options to purchase 41,668 shares of the Company's common stock at a price of $15.00 per share. On February 26, 1998, the Company ceased making payments under Mr. Novich's employment agreement.

                                PROPOSAL NO. 2:
            RATIFICATION OF SELECTION OF HOLTZ RUBENSTEIN & CO., LLP
                            AS INDEPENDENT AUDITORS

     The Board of Directors has selected the firm of Holtz Rubenstein & Co., LLP, independent certified public accountants, to audit the accounts for the Company for Fiscal 1999. The firm of Holtz Rubenstein & Co., LLP has previously audited the Company's financial statements. The Company is advised that neither that firm nor any of its partners has any material direct or indirect relationship with the Company. The Board of Directors considers Holtz
Rubenstein & Co., LLP to be well qualified for the function of serving as the Company's auditors. The Delaware General Corporation Law does not require the approval of the selection of auditors by the Company's stockholders, but in view of the importance of the financial statements to stockholders, the Board of Directors deems it desirable that they pass upon its selection of auditors. In the event the stockholders disapprove of the selection, the Board of Directors will consider the selection of other auditors. The Board of Directors recommends that you vote in favor of the above proposal in view of the familiarity of Holtz Rubenstein & Co., LLP with the Company's financial and other affairs due to its previous service as auditors for the Company.

     One or more representatives of Holtz Rubenstein & Co., LLP are expected to be present at the Annual Meeting with the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

     Unless otherwise directed by the stockholder giving the proxy, the proxy will be voted "FOR" the ratification of the selection by the Board of Directors of Holtz Rubenstein & Co., LLP as the Company's independent certified public accountants for Fiscal 1999.

                                 MISCELLANEOUS

REVOCATION OF PROXIES

     If the Annual Meeting is adjourned, for whatever reason, the matters shall be considered and voted upon by shareholders at the subsequent "adjourned or postponed meeting", if any.

     You may revoke your proxy at any time prior to its exercise by attending the Annual Meeting and voting in person, although attendance at the Annual Meeting will not in and of itself constitute revocation of a proxy, by giving notice of revocation of your proxy at the Annual Meeting, or by delivering a written notice of revocation or a duly executed proxy relating to the matters to be considered at the Annual Meeting and bearing a later date to the Secretary of the Company at 145 Ricefield Lane, Hauppauge, New York 11788. Unless revoked in the manner set forth above, proxies on the form enclosed will be voted at the Annual Meeting in accordance with your instructions.

INCORPORATED BY REFERENCE

     The Company's Annual Report on Form 10-K for the year ended November 30, 1998 is attached hereto and is incorporated herein by reference.

ADDITIONAL AVAILABLE INFORMATION

     The Company is subject to the informational filing requirements of the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), and in accordance therewith, the Company files periodic reports, proxy statements and other information with the Commission under the Exchange Act relating to its business, financial condition and other matters. The Company is required to disclose in such proxy statements certain information as of particular dates, concerning the Company's directors and officers, their remuneration, options granted to them, the principal holders of the Company's securities and any material interests of such persons in transactions with the Company. Such reports, proxy statements and other information may be inspected at the Commission's office at 450 Fifth Street, N.W., Washington, D.C. 20549. Copies may be obtained on payment of the Commission's customary fees by writing to its principal office at 450 Fifth Street, N.W., Washington, D.C. 20549.

OTHER MATTERS

     The Board of Directors of the Company does not intend to bring any other matters before the Annual Meeting and does not know of any other matter that may be brought before the Annual Meeting.

                            STOCKHOLDER'S PROPOSALS

     Proposals of stockholders intended to be presented at the next annual meeting must be received in writing, by the President of the Company at its offices by January 31, 2000, in order to be considered for inclusion in the Company's proxy statement relating to that meeting.

                                          By Order of the Board of Directors

                                          Reginald Spinello
                                          President

                             FUTUREBIOTICS, INC.

                      THIS PROXY IS SOLICITED ON BEHALF
                          OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Reginald Spinello and Karine Hollander as proxies (the "Proxies"), each with power of substitution and resubstitution, to vote all shares of Common Stock, $.0001 par value per share, of Futurebiotics, Inc. (the "Company") held of record by the undersigned on September 2, 1999 at the Annual Meeting of Stockholders to be held at the Sheraton Smithtown, 110 Vanderbilt Motor Parkway, Smithtown, N.Y. 11788 on October 15, 1999 at 3:00 P.M. Eastern Daylight Savings Time, or at any adjournments thereof, as directed on the reverse, and in their discretion on all other matters coming before the meeting or any adjournments thereof.

               (Continued, and to be signed on the reverse side)

                       Please date, sign and mail your
                     proxy card back as soon as possible!

                        Annual Meeting of Stockholders
                              FUTUREBIOTICS, INC.

                               October 15, 1999

              o  Please Detach and Mail in the Envelope Provided  o


A /X/ Please mark your
      votes as indicated
      in this example.

                      VOTE FOR all
                   nominees named at           VOTE WITHHELD
                right (except as marked    as to all nominees
                 to the contrary below)      named at right

1. Election of five
   (5)  directors:       / /                     / / Nominees: Reginald Spinello
                                                               Karine Hollander
VOTE FOR all nominees named at                                 Thomas a. Keith
right except those who may be                                  Lawrence D. Simon
named on this line:                                            Theresa Glove

                                               FOR     AGAINST    ABSTAIN
2. Proposal to ratify appointment of           / /      / /         / /
   Holtz Rubenstein & Co., LLP as the
   Company's independent certified
   public accountants:

3. To consider and transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

     In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

     When properly executed, this Proxy will be voted as directed. If no direction is made, this Proxy will be voted "FOR" Proposals 1 and 2.

Please mark, date, sign and return this Proxy promptly in the enclosed envelope.


_________   _____________    ___________________________    Dated: ______, 1999
SIGNATURE   PRINT NAME(S)    SIGNATURE, IF HELD JOINTLY

NOTE: Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.